Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	336.82
Total Transaction Valuation	2,200,000.00
Total Offset Amount	0.00
Net Fee	$ 336.82